Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Delaware Group® State Tax-Free Income Trust of our report dated October 19, 2020, relating to the financial statements and financial highlights, which appears in Delaware Tax-Free Pennsylvania Fund’s Annual Report on Form N-CSR for the year ended August 31, 2020. We also consent to the references to us under the headings “Financial Highlights” and “Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2020

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Voyageur Insured Funds of our report dated October 19, 2020, relating to the financial statements and financial highlights, which appears in Delaware Tax-Free Arizona Fund’s Annual Report on Form N-CSR for the year ended August 31, 2020. We also consent to the references to us under the headings “Financial Highlights” and “Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2020

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Voyageur Intermediate Tax Free Funds of our report dated October 19, 2020, relating to the financial statements and financial highlights, which appears in Delaware Tax-Free Minnesota Intermediate Fund’s Annual Report on Form N-CSR for the year ended August 31, 2020. We also consent to the references to us under the headings “Financial Highlights” and “Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2020

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Voyageur Mutual Funds of our reports dated October 19, 2020, relating to the financial statements and financial highlights, which appear in Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund and Delaware Tax-Free New York Fund’s Annual Reports on Form N-CSR for the year ended August 31, 2020. We also consent to the references to us under the headings “Financial Highlights” and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2020

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Voyageur Mutual Funds II of our report dated October 19, 2020, relating to the financial statements and financial highlights, which appears in Delaware Tax-Free Colorado Fund’s Annual Report on Form N-CSR for the year ended August 31, 2020. We also consent to the references to us under the headings “Financial Highlights” and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2020

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Voyageur Tax Free Funds of our report dated October 19, 2020, relating to the financial statements and financial highlights, which appears in Delaware Tax-Free Minnesota Fund’s Annual Report on Form N-CSR for the year ended August 31, 2020. We also consent to the references to us under the headings “Financial Highlights” and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2020